Exhibit 10.15

Execution Version

AMENDMENT NO. 4

AMENDMENT NO. 4, dated as of November 22, 2024 (this “Amendment”), by and among US RADIOLOGY SPECIALISTS, INC., a Delaware corporation (the “USRS Borrower”), US OUTPATIENT IMAGING SPECIALISTS, INC., a Delaware corporation (the “USOIS Borrower” and together with the USRS Borrower, the “Borrowers”), US RADIOLOGY SPECIALISTS INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“USRS Holdings”), US OUTPATIENT IMAGING SPECIALISTS INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“USOIS Holdings” and together with USRS Holdings, the “Holding Entities”), the other Loan Parties party hereto, the Lenders party hereto and Barclays Bank PLC, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement, dated as of December 15, 2020 (as amended or otherwise modified by Incremental Amendment No. 1, dated as of December 31, 2021, Amendment No. 2, dated as of March 21, 2023, and Amendment No. 3, dated as of July 16, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the Holding Entities, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), the Administrative Agent and the other parties thereto, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested to amend the Credit Agreement in accordance with the terms of this Amendment and subject to the conditions set forth herein; and

WHEREAS, pursuant to and in accordance with Section 10.01(1) of the Credit Agreement, the Borrowers and each of the Revolving Lenders party hereto, which collectively constitute all Revolving Lenders under the Credit Agreement immediately prior to the Amendment No. 4 Effective Date, have agreed to extend the maturity date applicable to the Revolving Facility.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. Effective as of the Amendment No. 4 Effective Date, clause (ii) of the definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “(ii) with respect to the Revolving Facility, to the extent not extended pursuant to Section 2.16, September 15, 2027 (the “Original Revolving Facility Maturity Date”)”.

SECTION 3. [Reserved].

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date on which such conditions shall have been so satisfied or waived, the “Amendment No. 4 Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by each Borrower, the Holding Entities, each other Loan Party, the Administrative Agent and each Revolving Lender.

(b) (i) So long as requested in writing at least ten (10) days prior to the Amendment No. 4 Effective Date, the Administrative Agent and any Revolving Lender shall have received, at least three (3) Business Days prior to the Amendment No. 4 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (ii) if any Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230 and the Administrative Agent has provided such Borrower the name of each requesting Revolving Lender and its electronic delivery requirements at least ten (10) days prior to the Amendment No. 4 Effective Date, the Administrative Agent and each such Revolving Lender requesting a Beneficial Ownership Certification (which request is made through the Administrative Agent) will have received, at least three (3) Business Days prior to the Amendment No. 4 Effective Date, the Beneficial Ownership Certification in relation to such Borrower.

(c) On and as of the Amendment No. 4 Effective Date, the representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

(d) The Administrative Agent shall have received (i) for the account of each Revolving Lender signing this Amendment, an upfront fee equal to 0.25% of the aggregate outstanding amount of the Revolving Commitments of such Revolving Lender immediately after giving effect to the Amendment No. 4 Effective Date and (ii) all other amounts due and payable by any Loan Party on or prior to the Amendment No. 4 Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers in connection with (x) this Amendment and the transactions contemplated hereby or (y) any other Loan Document; provided that any other amounts to be paid must be invoiced at least three (3) Business Days prior to the Amendment No. 4 Effective Date.

(e) The Administrative Agent shall have received certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction and requested by the Administrative Agent), customary certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party certifying true and complete copies of the Organizational Documents attached thereto and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment No. 4 Effective Date; provided that in the case of the Organizational Documents and incumbency certificates, such documents shall not be required to be delivered if such certificate instead includes a certification that the applicable Organizational Documents and/or incumbency certificates delivered to the Administrative Agent in connection with the Closing Date or the Amendment No. 3 Effective Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date or the Amendment No. 3 Effective Date, as applicable.

(f) No Event of Default shall exist after giving effect to this Amendment.

(g) The Administrative Agent shall have received an officer’s certificate, reasonably satisfactory to the Administrative Agent, from a Responsible Officer of the Borrowers and dated as of the Amendment No. 4 Effective Date, certifying that each condition set forth in Sections 4(c) and 4(f) hereof have been satisfied on and as of the Amendment No. 4 Effective Date.

2

Without limiting the generality of the provisions of Section 10.01 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 4 Effective Date specifying its objection thereto.

SECTION 5. Reaffirmation. To induce the other parties hereto to enter into this Amendment, and subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, each of the Holding Entities and each Subsidiary Guarantor, as of the Amendment No. 4 Effective Date, (i) acknowledges and agrees that all of its obligations under the guarantees set out in the Guaranty and any other guaranties in the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents, (ii) reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties made pursuant to the Security Agreement and the other Loan Documents as and to the extent provided in the Loan Documents, (iii) acknowledges and agrees that the grants of security interests by and its guarantees contained in the Guaranty, the Security Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents and (iv) consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 4 Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Amended Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby. Each of the Holding Entities and each Subsidiary Guarantor, acknowledges and agrees, as of the Amendment No. 4 Effective Date, that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement, the Amended Credit Agreement or any other Loan Document to consent to the amendment to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, the Amended Credit Agreement, this Amendment or any Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Holding Entities and each Borrower represent and warrant to the Administrative Agent and the Revolving Lenders that, as of the Amendment No. 4 Effective Date:

(a) This Amendment has been duly executed and delivered by each Loan Party that is party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is party hereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and principles of good faith and fair dealing.

(b) No Event of Default exists after giving effect to this Amendment No. 4.

(c) On and as of the Amendment No. 4 Effective Date, the representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment No. 4 Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

3

SECTION 7. Continuing Effect.

(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Revolving Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any other Loan Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby on the Amendment No. 4 Effective Date.

(b) The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a “Loan Document”.

SECTION 8. [Reserved].

SECTION 9. Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by each of the parties hereto. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The provisions of Section 10.13 of the Credit Agreement shall apply to this Amendment mutatis mutandis.

SECTION 10. GOVERNING LAW; WAIVER OF JURY TRIAL. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Remainder of page intentionally left blank]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

US RADIOLOGY SPECIALISTS, INC. US OUTPATIENT IMAGING SPECIALISTS, INC.

By:	/s/ Henry Lee Cooper
Name:	Henry Lee Cooper
Title:	President and Chief Executive Officer

US RADIOLOGY SPECIALISTS INTERMEDIATE HOLDINGS, INC. US OUTPATIENT IMAGING SPECIALISTS INTERMEDIATE HOLDINGS, INC.

By:	/s/ Henry Lee Cooper
Name:	Henry Lee Cooper
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 4]

Grantors / Guarantors:	TOUCHSTONE IMAGING OF HOT SPRINGS, LLC
TOUCHSTONE IMAGING OF OMAHA, LLC
TOUCHSTONE IMAGING OF DRY CREEK, LLC
TOUCHSTONE IMAGING OF PENSACOLA, LLC
TOUCHSTONE IMAGING OF TYLER, LLC
TOUCHSTONE IMAGING OF MESQUITE, LLC
TOUCHSTONE IMAGING OF OKLAHOMA RE HOLDINGS, LLC
DRY CREEK IMAGING, LLC
MBX MEDICAL BILLING EXPERTS, LLC
U.S. RADIOLOGY, INC.
AMERICAN HEALTH IMAGING OF DALLAS, LLC
SAN ANTONIO DIAGNOSTIC IMAGING, INC.
MEDICAL FINANCE GROUP, INC.
U.S. IMAGING, INC.
SOUTH LOOP MRI CENTER, INC.
STEEPLECHASE DIAGNOSTIC CENTER, INC.
BAY CITY IMAGING, INC.
BEAUMONT MRI, INC.
EAST SIDE IMAGING, INC.
FORT BEND IMAGING, INC.
TOMBALL MRI, INC.
PEARLAND MRI, LLC
DIVERSIFIED RADIOLOGY OF COLORADO, INC.
DIVERSIFIED RADIOLOGY NETWORK, LLC
AMERICAN HEALTH IMAGING OF AUGUSTA, LLC
AMERICAN HEALTH IMAGING OF BRUNSWICK, LLC
AMERICAN HEALTH IMAGING OF CANTON, L.L.C.
AMERICAN HEALTH IMAGING OF CUMMING, LLC
AMERICAN HEALTH IMAGING OF DECATUR, LLC
AMERICAN HEALTH IMAGING OF DOUGLASVILLE LLC
AMERICAN HEALTH IMAGING OF FAYETTEVILLE, LLC
AMERICAN HEALTH IMAGING OF GEORGIA, L.L.C.
AMERICAN HEALTH IMAGING OF HIRAM, LLC
AMERICAN HEALTH IMAGING OF LAWRENCEVILLE, L.L.C.
AMERICAN HEALTH IMAGING OF MARIETTA, LLC
AMERICAN HEALTH IMAGING OF NEWNAN, L.L.C.
AMERICAN HEALTH IMAGING OF SANDY SPRINGS, LLC
AMERICAN HEALTH IMAGING OF SAVANNAH, LLC
AMERICAN HEALTH IMAGING OF WEST COBB, L.L.C.
AMERICAN HEALTH IMAGING STAND UP MRI, LLC
AMERICAN HEALTH IMAGING OF FLORIDA, L.L.C.
TALLAHASSEE HEALTH IMAGING, L.L.C.
AMERICAN HEALTH IMAGING OF ALABAMA, LLC
AMERICANGRAND, LLC
GRANDVIEW IMAGING, LLC
AMERICAN HEALTH IMAGING OF SOUTH CAROLINA, LLC
RADIOLOGY LTD., LLC

[Signature Page to Amendment No. 4]

TUCSON IMAGING ASSOCIATES, L.L.C.
US RADIOLOGY SPECIALISTS OF THE CAROLINAS, LLC
WINDSONG RADIOLOGY MANAGEMENT, LLC
US RADIOLOGY SPECIALISTS OF NEW JERSEY, LLC

By:	/s/ Henry Lee Cooper
Name:	Henry Lee Cooper
Title:	President and Chief Executive Officer

AMERICAN HEALTH IMAGING, INC.

By:	/s/ Henry Lee Cooper
Name:	Henry Lee Cooper
Title:	President and Chief Executive Officer

TOUCHSTONE MEDICAL IMAGING, LLC

By:	/s/ Henry Lee Cooper
Name:	Henry Lee Cooper
Title:	President and Chief Executive Officer

US RADIOLOGY SPECIALISTS OF COLORADO, LLC

By:	/s/ Henry Lee Cooper
Name:	Henry Lee Cooper
Title:	President and Chief Executive Officer

INFINITY MRI & DIAGNOSTICS CENTER PEARLAND – II, L.P.

By: PEARLAND MRI, LLC, its general partner

By:	/s/ Henry Lee Cooper
Name:	Henry Lee Cooper
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 4]

BARCLAYS BANK PLC, as Administrative Agent and a Revolving Lender

By:	/s/ Evan Moriarty
Name: Evan Moriarty
Title: Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Joe Fahey
Name: Joe Fahey
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 4]

DEUTSCHE BANK AG NEW YORK BRACH, as a Revolving Lender

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:	/s/ Suzan Onal
Name: Suzan Onal
Title: Director

[Signature Page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A., as a Revolving Lender

By:	/s/ Sebastian Leszczuk
Name: Sebastian Leszczuk
Title: Vice President

[Signature Page to Amendment No. 4]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ John McChesney
Name: John McChesney
Title: VP, Executive Director

[Signature Page to Amendment No. 4]